SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[X]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                              XYBERNAUT CORPORATION
                              ---------------------
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

         1)     Title of each class of securities to which transaction applies:

         2)     Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4)     Proposed maximum aggregate value of transaction:

         5)     Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)     Amount Previously Paid:

         2)     Form, Schedule or Registration Statement No.:

         3)     Filing Party:

         4)     Date Filed:

                      [LETTERHEAD OF XYBERNAUT CORPORATION]


                                                February __, 2002

Dear Stockholder:

          You are cordially invited to attend the Special Meeting of Stockholders of Xybernaut Corporation, a Delaware corporation (the "Company"), to be held at The Holiday Inn Fair Oaks, 11787 Lee Jackson Memorial Highway, Fairfax, Virginia 22033 on Wednesday, March 6, 2002 at 9:00 A.M.

          At this Special Meeting of Stockholders you will be asked to consider and vote upon a proposal to increase the Company's authorized shares of common stock. As described in the attached proxy statement, the proposed increase is necessary to provide the Company with flexibility to issue common stock for general corporate purposes.

          THE COMPANY'S BOARD OF DIRECTORS, AFTER CAREFUL CONSIDERATION, HAS UNANIMOUSLY APPROVED THE PROPOSAL AND RECOMMENDS THAT YOU VOTE FOR ITS APPROVAL. All shares represented by properly executed proxies will be voted in accordance with the specifications on the enclosed proxy. If no specification is made, proxies will be voted for approval of the proposal. The affirmative vote of a majority of the outstanding shares of common stock of the Company is required to approve the proposal. Detailed information concerning the proposal is set forth in the attached proxy statement which we urge you to read carefully.

          Your vote is important to the Company. Whether or not you plan to attend the special meeting in person and regardless of the number of shares you own, please complete, sign, date and return the enclosed proxy card promptly in the enclosed pre-addressed envelope. No postage is required if your proxy is mailed in the United States. If you received a proxy card with a web site address and voting codes, we urge to vote on the Internet at the web site indicated (for example, http://www.proxyvote.com) or telephonically to ensure that your vote is recorded without mail delays. If you vote by telephone or the Internet you do not need to return the proxy card.

                                        Sincerely,


                                        Edward G. Newman
                                        Chairman of the Board

                              XYBERNAUT CORPORATION
                             12701 Fair Lakes Circle
                             Fairfax, Virginia 22033

                                 ---------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                       To be held Wednesday, March 6, 2002

                                 ---------------

          NOTICE IS HEREBY  GIVEN that a Special  Meeting of  Stockholders  (the
"Special Meeting") of XYBERNAUT CORPORATION, a Delaware corporation (the "Company"), will be held at The Holiday Inn Fair Oaks, 11787 Lee Jackson Memorial Highway, Fairfax, Virginia 22033 on Wednesday, March 6, 2002, at 9:00 A.M., to consider and act upon the following:

          1. Approval and adoption of an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock, par value $0.01 per share (the "Common Stock"), from 80,000,000 to 200,000,000 shares; and

          2. To consider and transact such other business as may properly come before the Special Meeting or any adjournment(s) thereof.

          THE COMPANY'S BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY.

          A Proxy Statement and form of proxy are enclosed herewith. Only holders of record of Common Stock of the Company at the close of business on January 23, 2002 are entitled to receive notice of and to vote at the Special Meeting and any adjournment(s) thereof. At least 10 days prior to the Special Meeting, a complete list of the stockholders entitled to vote will be available for inspection by any stockholder, for any purpose germane to the Special Meeting, during ordinary business hours at the offices of the Company. If you do not expect to be present at the Special Meeting, you are requested to fill in, date and sign the enclosed Proxy, which is solicited by the Board of Directors of the Company, and to mail it promptly in the enclosed envelope. In the event you attend the Special Meeting in person, you may, if you desire, revoke your Proxy and vote your shares in person.

                                        By Order of the Board of Directors


                                        Martin Eric Weisberg
                                        Secretary

Dated:  February __, 2002

--------------------------------------------------------------------------------
                                    IMPORTANT
The return of your signed Proxy as promptly as possible will greatly facilitate arrangements for the Special Meeting. No postage is required if the Proxy is returned in the envelope enclosed for your convenience and mailed in the United States. If you received a proxy card with a web site address and voting codes, we urge to vote on the Internet at the web site indicated (for example, http://www.proxyvote.com) or telephonically to ensure that your vote is recorded without mail delays. If you vote by telephone or the Internet you do not need to return the proxy card.
--------------------------------------------------------------------------------

                              XYBERNAUT CORPORATION
                             12701 Fair Lakes Circle
                             Fairfax, Virginia 22033

                    ----------------------------------------

                                 Proxy Statement
                         Special Meeting of Stockholders
                                  March 6, 2002

                    ----------------------------------------

          This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Xybernaut Corporation, a Delaware corporation (the "Company"), to be voted at the Special Meeting of Stockholders of the Company (the "Special Meeting") which will be held at The Holiday Inn Fair Oaks, 11787 Lee Jackson Memorial Highway, Fairfax, Virginia 22033 on March 6, 2002 at 9:00 A.M., and any adjournment(s) thereof, for the purpose set forth in the accompanying Notice of Special Meeting of Stockholders and in this Proxy Statement.

          The principal executive offices of the Company are located at 12701 Fair Lakes Circle, Fairfax, Virginia 22033. The approximate date on which this Proxy Statement and accompanying Proxy will first be sent or given to stockholders is on or about February ___, 2002.

          A Proxy, in the enclosed form, which is properly executed, duly returned to the Company and not revoked will be voted in accordance with the instructions contained therein and, in the absence of specific instructions, will be voted in favor of the proposal and in accordance with the judgment of the person or persons voting the Proxy on any other matter that may be brought before the Special Meeting. Each such Proxy granted may be revoked at any time thereafter by writing to the Secretary of the Company prior to the Special Meeting, by execution and delivery of a subsequent proxy or by attendance and voting in person at the Special Meeting, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such Proxy. The cost of soliciting proxies will be borne by the Company. Following the mailing of the proxy materials, solicitation of proxies may be made by officers and employees of the Company, or anyone acting on their behalf, by mail, telephone, telegram or personal interview.

                                VOTING SECURITIES

          Stockholders of record as of the close of business on January 23, 2002 (the "Record Date") will be entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) thereof. On the Record Date, the Company had 59,528,113 outstanding shares of common stock, $0.01 par value per share (the "Common Stock"). Each holder of Common Stock is entitled to one vote for each share held by such holder. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Special Meeting.

          Proxies submitted that are voted to abstain with respect to any matter will be considered cast with respect to that matter. Proxies subject to broker non-votes with respect to any matter will not be considered cast with respect to that matter.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

          The following table sets forth, as of the Record Date, certain information regarding the ownership of voting securities of the Company by each stockholder known to the management of the Company to be (i) the beneficial owner of more than 5% of the Company's outstanding Common Stock, (ii) the executive officers and directors during the last fiscal year and (iii) all executive officers and directors as a group. Except where indicated below, the Company believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares.

                                          Amount of Shares            Percentage
     Name                                Beneficially Owned              Owned
     ----                                ------------------              -----

     Eugene J. Amobi                          570,000       (1)           *
     12701 Fair Lakes Circle
     Fairfax, Virginia 22033

     Keith P. Hicks, Esq.                     324,573       (2)           *
     4121 Roberts Road
     Fairfax, Virginia 22032

     John F. Moynahan                         316,235       (3)           *
     12701 Fair Lakes Circle
     Fairfax, Virginia 22033

     Edward G. Newman                        3,056,437      (4)        5.1%
     12701 Fair Lakes Circle
     Fairfax, Virginia 22033

     Steven A. Newman, M.D.                  1,593,115      (5)        2.6%
     12701 Fair Lakes Circle
     Fairfax, Virginia 22033

     Phillip E. Pearce                        115,000       (6)           *
     12701 Fair Lakes Circle
     Fairfax, Virginia 22033

     James J. Ralabate, Esq                   243,726       (7)           *
     5792 Main Street
     Williamsville, New York 14221

                                          Amount of Shares            Percentage
     Name                                Beneficially Owned              Owned
     ----                                ------------------              -----

     Lt. Gen. Harry E. Soyster (Ret.)         159,364       (8)           *
     12701 Fair Lakes Circle
     Fairfax, Virginia 22033

     Kazuyuki Toyosato                        120,000       (9)           *
     Urban Square Yokohama Bldg. 10F
     1-1 Sakae-cho Yokohoma-shi
     Kanagawa 221-0052 Japan

     Dr. Edwin Vogt                           155,000       (10)          *
     12701 Fair Lakes Circle
     Fairfax, Virginia 22033

     Martin Eric Weisberg, Esq.               167,000       (11)          *
     405 Lexington Avenue
     New York, New York 10174

     All officers and directors as a group
    (11 persons)                             6,820,450      (12)        11.4%

----------

 *  Less than 1%

(1) Includes 280,000 shares of Common Stock issuable upon exercise of currently exercisable options.

(2) Includes 90,000 shares of Common Stock issuable upon exercise of currently exercisable options.

(3) Includes 316,235 shares of Common Stock issuable upon exercise of currently exercisable options.

(4) Includes (a) 707,049 shares of Common Stock issuable upon exercise of currently exercisable options, (b) 200,000 shares of Common Stock beneficially owned by an irrevocable trust established by Mr. Newman for the benefit of his children, (c) 200,000 shares pledged as collateral pursuant to a pledge agreement between Mr. Newman and the Company, (d) 1,765 shares beneficially owned by Mr. Newman and his wife, Frances C. Newman, as joint tenants and (e) 9,000 shares owned by an irrevocable trust established by Dr. Steven A. Newman for which Mr. Newman is trustee. Does not include (a) 761,950 shares of Common Stock beneficially owned by Mr. Newman's wife, Frances C. Newman, (b) 28,900 shares of Common Stock beneficially owned by an irrevocable trust established by Mr. Newman for the benefit of his sister and (c) 28,900 shares of Common Stock beneficially owned by an irrevocable trust established by Mr. Newman for the benefit of his mother. Mr. Newman disclaims beneficial ownership of all such shares.

(5) Includes (a) 1,102,134 shares of Common Stock issuable upon exercise of currently exercisable options, (b) 100,000 shares of Common Stock beneficially owned by an irrevocable trust established by Dr. Newman for the benefit of his children, for which shares Dr. Newman disclaims beneficial ownership, and (c) 32,000 shares owned by an irrevocable trust established by Edward G. Newman for which Dr. Newman is trustee.

(6) Includes 115,000 shares of Common Stock issuable upon exercise of currently exercisable options.

(7) Includes 185,000 shares of Common Stock issuable upon exercise of currently exercisable options.

(8) Includes 140,000 shares of Common Stock issuable upon exercise of currently exercisable options.

(9) Includes 120,000 shares of Common Stock issuable upon exercise of currently exercisable options.

(10) Includes 135,000 shares of Common Stock issuable upon exercise of currently exercisable options.

(11) Includes (a) 130,000 shares of Common Stock issuable upon exercise of currently exercisable options, (b) 18,000 shares of Common Stock beneficially owned by Mr. Weisberg's children and (c) 9,000 shares of Common Stock beneficially owned by Mr. Weisberg's wife. Mr. Weisberg disclaims beneficial ownership of all shares owned by his wife and children.

(12) Includes 3,320,418 shares of Common Stock issuable to the group upon exercise of currently exercisable options.

                   ACTIONS TO BE TAKEN AT THE SPECIAL MEETING

                        ---------------------------------

                                   PROPOSAL 1

                             PROPOSAL TO APPROVE AND
                             ADOPT AN AMENDMENT TO
                            THE COMPANY'S CERTIFICATE
                              OF INCORPORATION TO
                             INCREASE THE NUMBER OF
                              AUTHORIZED SHARES OF
                                  COMMON STOCK
                        ---------------------------------

          On January 15, 2002, the Company's Board of Directors unanimously adopted a resolution approving a proposal to amend the Company's Certificate of Incorporation to increase the number of shares of Common Stock which the Company is authorized to issue from 80,000,000 to 200,000,000 shares (the "Amendment").

          THE BOARD OF DIRECTORS HAS DETERMINED THAT THE AMENDMENT IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE FOR THE AMENDMENT.

          A form of the Amendment is attached to this Proxy Statement as Exhibit
A. The additional 120,000,000 shares of Common Stock, if and when issued, will have the same rights and privileges as the shares of Common Stock presently issued and outstanding. Each holder of Common Stock is entitled to one vote per share on all matters submitted to a vote of stockholders. The Common Stock does not have cumulative voting rights. The holders of Common Stock share ratably on a per share basis in any dividends when, as and if declared by the Board of Directors out of funds legally available therefor and in all assets remaining after the payment of liabilities in the event of the liquidation, dissolution or winding up of the Company. There are no preemptive or other subscription rights, conversion rights or redemption or sinking fund provisions with respect to the Common Stock.

Purposes and Certain Possible Effects of Increasing the
Number of Authorized Shares of Common Stock

          The Company's Certificate of Incorporation, as amended to date, authorizes the Company to issue 80,000,000 shares of Common Stock, $0.01 par value per share, and 6,000,000 shares of preferred stock, $0.01 par value per share.

          As of the Record Date the Company had issued and outstanding 59,528,113 shares of Common Stock and no shares of preferred stock. At that date, there were an additional 13,130,642 shares of Common Stock reserved for possible future issuances as follows:

         o options to purchase 6,661,194 shares at exercise prices between $1.21 and $23.38 per share.

         o warrants to purchase 5,542,814 shares at exercise prices between $2.00 and $18.00 per share.

         o        926,634  shares   available  for  future  issuance  under  the
                  Company's stock incentive plans.

          The Board of Directors believes that the increase in the number of authorized shares of Common Stock at this time will provide the Company with the flexibility to execute its business plan by having an adequate number of authorized but unissued shares of Common Stock available to facilitate potential acquisitions, business combinations, stock dividends, stock options, stock splits, recapitalizations, equity financings and other general corporate purposes, without the expense or delay attendant in seeking stockholder approval at any special or annual meeting (except as may be required by law or by any stock exchange or over-the-counter market on which the Company's securities may then be listed).

          The failure to approve the proposal will limit the Company's ability to finance its working capital needs and may prevent the Company from executing business activities and initiatives proposed by management and approved by the Board of Directors. If this proposal is approved, prior to any issuance of equity securities, the Board of Directors will consider factors including, among others, management's proposed initiative, the then current market price of the Common Stock, the proposed offering price of the equity securities, the potential dilution to Company stockholders, the working capital needs of the Company, and the terms and availability of alternative sources of financing.

          The Company currently has no arrangements or understandings for the issuance of the additional shares of Common Stock to be authorized by the proposed Amendment.

          Although it is not the purpose of the proposed Amendment, the authorized but unissued shares of Common Stock also could be used by the Board of Directors to discourage, delay or make more difficult a change in control of the Company. The Board of Directors is not aware of any pending or proposed effort to acquire control of the Company. The Company has retained Georgeson Shareholder Communications, Inc. to assist in solicitation of proxies for a fee estimated to be $6,000, plus reasonable out of pocket expenses.

          The proposed Amendment will not affect the rights of existing holders of Common Stock except to the extent that any future issuances of Common Stock will reduce each existing stockholder's proportionate ownership of the Company's equity.

          If the proposed Amendment is approved, it will become effective upon the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware.

Required Vote

          Approval of the proposed Amendment requires the affirmative vote of a majority of the outstanding shares of Common Stock on the Record Date. The Company's executive officers and members of the Board of Directors have indicated their non-binding intention to vote their shares to which they have voting power FOR the approval of the proposal.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                               THAT YOU VOTE "FOR"
                     THE APPROVAL AND ADOPTION OF PROPOSAL 1

                              STOCKHOLDER PROPOSALS

          The Company intends to hold its 2002 Annual Meeting of Stockholders on or about June 3, 2002. Any stockholder proposal intended to be included in the Company's proxy statement and form of proxy for presentation at the 2002 Annual Meeting of Stockholders (the "2002 Meeting") pursuant to Rule 14a-8 ("Rule 14a-8"), as promulgated under the Securities Exchange Act of 1934, must be received by the Company not later than March 15, 2002. As to any proposals submitted for presentation at the 2002 Meeting outside the processes of Rule 14a-8, the proxies named in the form of proxy for the 2002 Meeting will be entitled to exercise discretionary authority on that proposal unless the Company receives notice of the matter on or before February 1, 2002. However, even if such notice is timely received, such proxies nevertheless may be entitled to exercise discretionary authority on that matter to the extent permitted by regulations of the Securities and Exchange Commission.

          Any stockholder proposals, as well as any questions relating thereto, should be directed to the Secretary of the Company at 12701 Fair Lakes Circle, Fairfax, Virginia 22033.

                                  OTHER MATTERS

          Management does not intend to bring any matters before the Special Meeting other than those specifically described above and knows of no other matters to come before the Special Meeting. If any other matters or motions properly come before the Special Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxy in accordance with their judgment on such matters or motions, including any matters dealing with the conduct of the Special Meeting.

                                        By Order of the Board of Directors


                                        Martin Eric Weisberg
                                        Secretary

February __, 2002

                                                                       Exhibit A
                                                                       ---------

               Form of Proposed Amendment to Article Fourth to the
                     Company's Certificate of Incorporation

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                              XYBERNAUT CORPORATION

          It is hereby certified that:

          1. The name of the corporation is Xybernaut Corporation (hereinafter called the "Corporation").

          2. The Certificate of Incorporation of the Corporation (the "Certificate of Incorporation") is hereby amended by deleting section A of Article FOURTH thereof in its entirety and by substituting in lieu of said section the following new section A:

          "A. The aggregate number of shares which the Corporation shall have authority to issue is 206,000,000 of which 6,000,000 shares with a par value of $.01 shall be designated Preferred Shares and 200,000,000 shares with a par value of $.01 shall be designated Common Shares."

          3. The amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.


Dated: _____________, 2002


                                        ---------------------------
                                        Name:
                                        Title:

PROXY                                                                      PROXY
-----                                                                      -----

                              XYBERNAUT CORPORATION

                 (Solicited on behalf of the Board of Directors)

          The undersigned holder of Common Stock of XYBERNAUT CORPORATION, revoking all proxies heretofore given, hereby constitutes and appoints Edward G. Newman, Steven A. Newman and Martin E. Weisberg, and each of them, Proxies, with full power of substitution, for the undersigned and in the name, place and stead of the undersigned, to vote all of the undersigned's shares of said stock, according to the number of votes and with all the powers the undersigned would possess if personally present, at the Special Meeting of Stockholders of XYBERNAUT CORPORATION, to be held at The Holiday Inn Fair Oaks, 11787 Lee Jackson Memorial Highway, Fairfax, Virginia 22033 on March 6, 2002, at 9:00 A.M., and at any adjournments or postponements thereof.

          The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement relating to the Special Meeting and hereby revokes any proxy or proxies heretofore given.

          Each properly executed Proxy will be voted in accordance with the specifications made on the reverse side of this Proxy and in the discretion of the Proxies on any other matter that may properly come before the Special Meeting.

            PLEASE MARK, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE

                                               PLEASE   MARK   YOUR       |X|
__________________        _______________      CHOICE  LIKE THIS IN
  ACCOUNT NUMBER           COMMON STOCK        BLUE  OR  BLACK INK:

                       Will attend the Special Meeting |_|

             THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1

                                               FOR         AGAINST      ABSTAIN
(1)  Approval    of     Amendment    to
     Certificate  of  Incorporation  to
     Increase   Number  of   Authorized
     Shares   of  Common   Stock   from
     80,000,000 to 200,000,000.                | |           | |          | |

(2)  In their  discretion,  the Proxies
     are  authorized  to vote upon such
     other  business  as  may  properly
     come before the Annual Meeting.           | |           | |          | |

                                           Dated  ________________, 2002

                                           _____________________________

                                           _____________________________
                                                    Signature(s)
                                           (Signatures  should  conform to names
                                           as  registered.   For  jointly  owned
                                           shares,  each owner should sign. When
                                           signing   as   attorney,    executor,
                                           administrator,  trustee,  guardian or
                                           officer of a corporation, please give
                                           full title.)

                 PLEASE MARK AND SIGN ABOVE AND RETURN PROMPTLY